UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 22, 2021

AERPIO PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38560	61-1547850
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9987 Carver Road Cincinnati, OH	45242
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (513) 985-1920

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value per share	ARPO	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 5.07. Submission of Matters to a Vote of Security Holders.

On July 22, 2021, Aerpio Pharmaceuticals, Inc. (the “Company”) held its 2021 Annual Meeting of Stockholders (the “Annual Meeting”) in a virtual-only format via live webcast. Proxies were solicited pursuant to the Company’s Definitive Proxy Statement filed on June 9, 2021 with the Securities and Exchange Commission under Section 14(a) of the Securities Exchange Act of 1934, as amended (the “Proxy Statement”). As of June 7, 2021, the record date for the Annual Meeting, the number of shares of the Company’s common stock, $0.0001 par value per share (“Common Stock”), outstanding and entitled to vote at the Annual Meeting was 47,371,482. The number of shares of Common Stock present or represented by valid proxy at the Annual Meeting was 33,963,382 thus establishing a quorum for the Annual Meeting. Each share of Common Stock was entitled to one vote with respect to matters submitted to the Company’s stockholders at the Annual Meeting.

At the Annual Meeting, the Company’s stockholders voted on the following matters, which are described in detail in the Company’s Proxy Statement: (i) to elect two Class I director nominees, Caley Castelein, M.D. and Cheryl Cohen, to serve on the Company’s board of directors (the “Board”), to hold office until the Company’s 2024 annual meeting of stockholders and until their successors been duly elected and qualified, subject to their earlier resignation or removal (“Proposal 1”) and (ii) to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021 (“Proposal 2”). The voting results reported below are final.

Proposal 1

Caley Castelein, M.D. and Cheryl Cohen were duly elected to the Company Board as Class I directors. The results of the election were as follows:

Class I Director Nominee	For	Withhold	Broker Non-Votes
Caley Castelein, M.D.	20,859,073	3,908,603	9,195,706
Cheryl Cohen	20,886,608	3,881,068	9,195,706

Proposal 2

The appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021 was ratified. The results of the ratification were as follows:

For	Against	Abstain	Broker Non-Votes
33,161,694	770,446	31,242	0

No other matters were submitted to or voted on by the Company’s stockholders at the Annual Meeting.

Item 7.01. Regulation FD Disclosure.

On July 26, 2021, the Company’s merger partner, Aadi Bioscience, Inc., a Delaware corporation (“Aadi”), issued a press release titled “Aadi Bioscience Announces FDA Acceptance and Priority Review for the New Drug Application of FYARRO™ for the Treatment of Advanced Malignant PEComa.” A copy of the press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in Item 7.01 of this Current Report on Form 8-K, including the information in the press release attached as Exhibit 99.1 to this Current Report on Form 8-K, is furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. Furthermore, the information in Item 7.01 of this Current Report on Form 8-K, including the information in the press release attached as Exhibit 99.1 to this Current Report on Form 8-K, shall not be deemed to be incorporated by reference in the filings of the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

99.1	Press release issued by Aadi Bioscience, Inc., on July 26, 2021 furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 26, 2021	AERPIO PHARMACEUTICALS, INC.

	By:	/s/ Joseph Gardner, Ph.D.
Joseph Gardner
President and Founder